UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

ONCONOVA THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Onconova Therapeutics, Inc., a Delaware corporation (“Onconova” or the “Company”), is filing materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (the “SEC”) as definitive additional materials pursuant to Rule 14a-6(b) under the Securities Exchange Act of 1934, as amended, in connection with the solicitation of proxies by the Board of Directors for the Company’s Special Meeting of Stockholders to be held on March 4, 2021 (the “Special Meeting”). On January 13, 2021, Onconova filed a definitive proxy statement and a definitive form of proxy card with the SEC in connection with the Special Meeting.

These definitive additional materials were first sent or made available to stockholders on or about February 3, 2021.

Letter to Stockholders Issued on February 3, 2021

Attached hereto is a letter to the Company’s stockholders that Onconova issued on February 3, 2021, recommending that the Company’s stockholders vote “for” each of the proposals to be voted on at the Special Meeting, including (i) a proposal to amend the Company’s Tenth Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to combine the Company’s outstanding shares of common stock into a lesser number of outstanding shares (the “Reverse Stock Split”) by a ratio of not less than one-for-five and not more than one-for-fifteen, with the exact ratio to be set within this range by the Board of Directors in its sole discretion; (ii) a proposal to amend the Certificate of Incorporation to decrease, concurrent with and conditioned upon the effectiveness of the Reverse Stock Split, the number of authorized shares of capital stock from 255,000,000 to 130,000,000 shares in order to decrease the number of authorized shares of common stock from 250,000,000 to 125,000,000 (the “Authorized Shares Decrease Proposal”); and (iii) a proposal to authorize one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes in favor of the Reverse Stock Split and/or Authorized Shares Decrease Proposal at the Special Meeting or any adjournment(s) thereof.

YOUR VOTE IS VERY IMPORTANT – VOTE TODAY

February 3, 2021

Dear Fellow Onconova Stockholder:

You should have received proxy materials in connection with Onconova Therapeutics, Inc.’s (the “Company”) special meeting of stockholders being held on Thursday, March 4, 2021 (the “Special Meeting”). No matter how many shares you own, your vote is very important. Please cast your vote now using the enclosed proxy card or voting instruction form to vote by internet, phone or mail following the instructions printed on the card.

At the Special Meeting, stockholders will be asked to consider and vote upon:

1.	To consider and vote upon an amendment to our Tenth Amended and Restated Certificate of Incorporation, as amended, to combine outstanding shares of our common stock into a lesser number of outstanding shares, or a “Reverse Stock Split,” by a ratio of not less than one-for-five and not more than one-for-fifteen, with the exact ratio to be set within this range by our Board of Directors in its sole discretion (the “Reverse Stock Split Proposal”);

2.	To approve an amendment to the Company’s Tenth Amended and Restated Certificate of Incorporation, as amended, to decrease, concurrent with and conditioned upon the effectiveness of the Reverse Stock Split, the number of authorized shares of capital stock from 255,000,000 to 130,000,000 shares in order to decrease the number of authorized shares of common stock from 250,000,000 to 125,000,000 shares (the “Authorized Shares Decrease Proposal”); and,

3.	To authorize one or more adjournments of the meeting, if necessary, to solicit additional proxies if there are insufficient votes in favor of the Reverse Stock Split and/or Authorized Shares Decrease Proposal at the Special Meeting or any adjournment(s) thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE "FOR" EACH OF THESE PROPOSALS

THE COMPANY’S 2021 SPECIAL MEETING PROXY STATEMENT CONTAINS IMPORTANT INFORMATION AND THIS LETTER SHOULD BE READ IN CONJUNCTION WITH THE 2021 SPECIAL MEETING PROXY STATEMENT. THE 2021 SPECIAL MEETING PROXY STATEMENT AND OTHER RELEVANT MATERIALS ARE AVAILABLE AT NO CHARGE AT THE U.S. SECURITIES & EXCHANGE COMMISSION’S WEBSITE (www.sec.gov) AND AT THE COMPANY’S WEBSITE (www.onconova.com).

375 Pheasant Run	www.onconova.com	Phone: 267 759 3680
Newtown, PA 18940		Fax: 267 759 3681

The Special Meeting is focused on changing the capital structure of Onconova through a reverse stock split. This important action is expected to increase the attractiveness of the Company’s shares to a broader set of institutional investors, while protecting the liquidity of all stockholders, and to re-establish compliance with Nasdaq continued-listing requirements. We believe that maintaining our Nasdaq listing and attracting investor support is of utmost importance to continue our work to advance cancer care with ON 123300 and any other therapeutics we may choose to develop.

Conversely, the delisting of our common stock from the Nasdaq Capital Market may result in decreased liquidity, increased volatility in our common stock, a loss of current or future coverage by certain sell-side analysts and/or a diminution of institutional investor interest. Delisting could also cause a loss of confidence of our collaborators, vendors and employees, which could harm our business and future prospects. We also believe that the low market price of our common stock impairs its acceptability to important segments of the institutional investor community and the investing public.

The year 2021 is an important one for Onconova as we position the Company to execute on our mission to develop novel therapies to treat patients with cancer. A vote “FOR” management’s proposals at the Special Meeting will play a vital role to support advancing these goals. Our lead compound ON 123300 is a proprietary, first-in-class multi-kinase CDK 4/6 inhibitor that has been cleared by the U.S. Food and Drug Administration to begin a Phase 1 trial in the United States. We anticipate the trial will commence in the first half of 2021, while an ongoing Phase 1 trial in China with ON 123300 continues to enroll patients.

If you have any questions, or need assistance in voting, please contact our proxy solicitor MacKenzie Partners, Inc. toll-free at (800) 322-2885. If you have recently voted, please disregard this reminder and thank you for your attention to this important matter.

We appreciate your continued support of Onconova Therapeutics, and we wish you all the best during these challenging times.

For the Board of Directors,

/s/ Steven M. Fruchtman, M.D.

Steven M. Fruchtman, M.D.
President and Chief Executive Officer

375 Pheasant Run	www.onconova.com	Phone: 267 759 3680
Newtown, PA 18940		Fax: 267 759 3681